Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
October 31, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.7750%


Excess Protection Level
   3 Month Average  5.89%
      October, 1997  6.27%
      September, 1997  5.61%
      August, 1997  5.79%



Cash Yield                                              19.24%


Investor Charge Offs                                    4.61%


Base Rate                                               8.35%


Over 35 Day Delinquency                                 5.25%


Seller's Interest                                       21.72%


Total Payment Rate                                      10.97%


Total Principal Balance                                $5,966,948,746.36


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,296,115,413.10